SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          ---------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                          ---------------------------


      Date of Report (Date of earliest event reported): January 25, 2001


                           TIME WARNER TELECOM INC.
            (Exact name of registrant as specified in its charter)


                          ---------------------------




        Delaware                                               84-1500624
    (State or other        (Commission File Number)         (I.R.S. Employer
    jurisdiction of                                       Identification Number)
     incorporation)
                          ---------------------------



                           10475 Park Meadows Drive
                              Littleton, Colorado
                                     80124
              (Address of principal executive offices)(Zip code)


      Registrant's telephone number, including area code: (303) 566-1000

                                      N/A

         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

     On January 25, 2001, Time Warner Telecom Inc. ("Time Warner Telecom") issued a press release announcing that it had priced a private placement of $400 million 10 1/8% Senior Notes due 2011.

     The press release issued by Time Warner Telecom on January 25, 2001, is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial statements.

       None.

(b)    Pro forma financial information.

       None.

(c)    Exhibits.

       99.1    Press Release dated January 25, 2001 of Time Warner Telecom.










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                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TIME WARNER TELECOM INC.


Date: January 26, 2001                 By: /s/ Paul Jones
                                           --------------------------------
                                           Name:  Paul Jones
                                           Title: Senior Vice President,
                                                  General Counsel &
                                                  Regulatory Policy





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


                                 EXHIBIT INDEX


Exhibit No.                Description of the Exhibit
----------                 --------------------------

99.1     Press Release dated January 25, 2001 of Time Warner Telecom.